CADRE ACQUISITION CONFERENCE CALL JULY 17 th , 2014 Exhibit 99.2

Disclaimers
This presentation contains forward-looking statements that reflect, when made, our current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements.
All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,”
“projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission, incorporated by reference into the prospectus, including our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except to the extent required by law.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EPS.
These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by others. We are unable to reconcile our projections to the comparable GAAP measure because we do not predict the future impact of adjustments due to the difficulty of doing so.

Delivering against our growth plan……
• Enhance and deepen our customer relationships
• Profitably increase market share in Oil & Gas segment
– Reinvest in high return projects to add greenfield capacity
– Expand product offerings and geographic reach
– Enhance and diversify logistics capabilities
– Pursue highly accretive acquisitions
• Generate superior returns for our investors
• Drive success with speed, scale and strength

Cadre Operations Overview
•
Regional frac sand producer
located in Voca, Texas
•
Fully-automated, state-of-the-
art facility opened in 2011
•
Products shipped by truck to
the fast-growing Permian
Basin
•
Over 65 years of high quality
reserves
•
Capacity expanded in March
2014 to 800,000 tons annually
•
Serves contract and spot
customers

Cadre Acquisition Rationale
• Expands SLCA capacity and
product offerings
• Strong regional player serving
fast-growing Permian Basin
• Sustainable demand
• Great reputation for quality and
customer service
• Leverages SLCA’s core
competencies and strong
customer relationships
• Further diversifies our logistics
network
• Accretive in Q1 2015
• Platform for future expansion

Cadre Transaction Economics
• Purchase price of $98M - all cash transaction
• Deferred tax asset NPV of $14M reduces total consideration to $84M
• Anticipated 2015 Adjusted EBITDA of approximately $18M
• Implied 4.7x adjusted purchase price multiple
• Expected to be accretive to 2015 SLCA adjusted EPS by
$0.11 - $0.13

Driving Success with Speed, Scale, Strength
• Moved quickly and decisively to capture the opportunity
• Increases share in the fast-growing Permian Basin
• Expands SLCA capacity and product offerings
• Provides customers with more choices of quality proppants
• Creates a new value stream
• Potential for customer and plant expansion
• Showcases the strength of SLCA balance sheet

QUESTIONS?

Driving Success with Speed, Scale, Strength
Adjusted EBITDA and Adjusted EPS
Adjusted EBITDA and Adjusted EPS are not measures of our financial performance or liquidity under GAAP and should not be considered as an alternative to net income as a measure of operating performance, cash flows from operating activities as a measure of liquidity or any other performance measure derived in accordance with GAAP. Additionally, these measures are not intended to be measures of free cash flow for management’s discretionary use, as they do not consider certain cash requirements such as interest payments, tax payments and debt service requirements. These measures contain certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized, and excludes certain non-recurring charges that may recur in the future. Management compensates for these limitations by relying primarily on our GAAP results and by using these measures only supplementally. Our measures of Adjusted EBITDA and Adjusted
EPS are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. We are unable to reconcile our projections to the comparable
GAAP measures because we do not predict the future impact of adjustments due to the difficulty of doing so.